UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 13, 2010 (August 9, 2010)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Attached hereto as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a transcript of the second quarter 2010 earnings release conference call for Transcept Pharmaceuticals, Inc. (the “Company”) conducted at 5:00 pm Eastern time on August 9, 2010 (the “Transcript”). The call was pre-announced by press release issued on July 27, 2010 and was made available to the public by telephone and through webcast accessible through the Company’s website (www.transcept.com) at such time. The call will be available for replay on the Company’s website through August 13, 2010. At the start of the call, the Company referenced certain forward looking statements that the Company intended to be covered by the Safe Harbor provided by the Private Securities Litigation Reform Act and directed call participants to refer to the Company’s earnings release issued on August 9, 2010 and the risk factors disclosures contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “Q1 10-Q”) for factors that could cause actual results to materially differ from those in the forward looking statements. The Company also referenced the risk factors to be contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 that the Company filed on August 12, 2010 (the “Q2 10-Q”), to which the Company hereby directs individuals to refer to in lieu of the Q1 10-Q for factors that could cause actual results to materially differ from those in the forward looking statements set forth in the Transcript. A copy of the press release is attached hereto as Exhibit 99.2 and a copy of the risk factors section of the Company’s Q2 10-Q is attached as Exhibit 99.3. Exhibits 99.2 and 99.3 are also incorporated by reference into this Item 7.01.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein.

Item 9.01	Financial Statements and Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description

99.1	Transcript of Transcept Pharmaceuticals, Inc. conference call held on August 9, 2010.

99.2	Transcept Pharmaceuticals, Inc. Press Release Announcing Second Quarter 2010 Financial Results dated August 9, 2010.

99.3	Risk Factors contained in Part II, Item 1A of the Transcept Pharmaceuticals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: August 13, 2010	By:	/S/ MARILYN E. WORTZMAN
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Transcept Pharmaceuticals, Inc. conference call held on August 9, 2010.

99.2	Transcept Pharmaceuticals, Inc. Press Release Announcing Second Quarter 2010 Financial Results dated August 9, 2010.

99.3	Risk Factors contained in Part II, Item 1A of the Transcept Pharmaceuticals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

4